EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Third Quarter and First Nine Months 2007

 * Third Quarter Revenue Increases 72.4% to $22.8 Million

 * Third Quarter Operating Income Increases by 422.4% to $6.0 Million

 * Third Quarter Net Income, Excluding Non-Cash Charge of $1.0 Million
   Related to the Increase in Fair Value of Warrants Increased to $3.7
   Million

BUENOS AIRES, Argentina, Nov. 13, 2007 (PRIME NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), host of the largest online trading and payments platform in Latin America, today reported financial results for its third fiscal quarter and nine months ended September 30, 2007.

"We continue to achieve solid growth in all of our key metrics through unwavering focus on our stated strategy of providing our users with a superior and highly-innovative e-commerce experience," commented Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc. "We are particularly pleased that this focus has led to accelerated top line growth rates in both our marketplace and payments business segments. Another important factor in our growth is the continued expansion of e-commerce in Latin America as evidenced by significant increases in the number of Internet users and broadband connections."

Financial Results

Third Quarter Results

MercadoLibre reported consolidated net revenues for the three months ended September 30, 2007 of $22.8 million, representing a quarterly year over year growth rate of 72.4%. Revenue growth was driven by improvements in the monetization of transactions on the Company's platforms, as well as by continued growth in confirmed registered users, gross merchandise volume, successful items, and total payment volume. Third quarter marketplace revenues grew 60.6% to $18.1 million from $11.3 million for the prior year period. Payments revenues grew to $4.7 million for the third quarter, up 141.8% from $1.9 million for the same period during 2006. MercadoLibre's take rate, as measured by revenues as a percentage of gross merchandise volume, improved to 5.8% during the third quarter of 2007, as compared to 4.7% in the third quarter of 2006.

Gross profit grew 75.1% to $17.6 million from $10.1 million in the third quarter 2006, representing a gross profit margin of 77.2%.

Income from operations grew 422.4% to $6.0 million, representing a 26.3% operating margin, as the business continues to show significant economies of scale.

Net income for the three-month period was $2.8 million, compared to $38 thousand during the same period of 2006. Net income for the nine-month period includes $1.0 million in non-cash expenses related to an increase in the fair value of warrants outstanding during the quarter. These warrants have been exercised in full, rendering this expense a non-recurrent charge going forward.

First Nine Months Results

Revenue for the first nine months ended September 30, 2007 increased 59.1% to $58.2 million compared with $36.6 million for the first nine-months ended September 30, 2006. Gross profit increased 61.2% to $45.4 million from $28.2 million from the prior year period. Income from operations increased 304.6% to $13.6 million from $3.4 million for the year-ago period.

Net income for the nine-month period was $4.4 million, compared to $0.8 million during the same period of 2006. Net income for the nine-month period includes $3.0 million in non-cash expenses related to an increase in the fair value of warrants outstanding during the nine-month period.

Key Performance Metrics

The following are highlights on certain key performance metrics for the third quarter ended September 30, 2007.

Registered Users -- New confirmed registered users for the three month period ended September 30, 2007 were 1.7 million, 6.4% higher than the number of new confirmed registered users for the third quarter of 2006. Total confirmed registered users increased to 23.3 million as of September 30, 2007, an increase of 40.6% over the 16.5 million users registered as of September 30, 2006.

Transaction volume -- Gross merchandise volume was $394.9 million for the third quarter of 2007, a 39.2% growth from gross merchandise volume of $283.7 for the same period during 2006. MercadoLibre totaled 4.6 million successful items during the third quarter of 2007, 22.7% more than the 3.7 million successful items sold during the same quarter of 2006. Total payment volume was $43.6 million during the three-month period ending September 30, 2007, a growth of 89.0% over total payment volume of $23.1 million for the same period of 2006.

Conference Call and Webcast

MercadoLibre will host a conference call to discuss results for the quarter and nine-months ending September 30, 2007 today at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing (913) 312-1491. A live webcast of the conference call can be accessed at the company's investor relations website at http://investor.mercadolibre.com/. An archive will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre marketplace and confirmed their registration.

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre marketplace and confirmed their registration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Successful items - Measure of the number of items that were sold/purchased through the MercadoLibre marketplace.

Total payment volume -- Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Take rate -- Total net revenues as a percentage of gross merchandise volume.

About MercadoLibre

MercadoLibre is the largest online trading platform in Latin America. We are market leaders in e-commerce in each of Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Uruguay and Venezuela, based on unique visitors and page views during 2006. Additionally, we have recently launched online trading platforms in Costa Rica, the Dominican Republic and Panama. With a market of over 550 million people and a region with one of the world's fastest-growing Internet penetration rates, we provide buyers and sellers a robust online trading environment that fosters the development of a large and growing e-commerce community. We offer a technological and commercial solution that addresses the distinctive cultural and geographic challenges of operating an online trading platform in Latin America.

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, the failure of customary closing conditions, adverse changes in the company's markets and other risks disclosed in the prospectus. Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

                      Nine Months Ended        Three Months Ended
                        September 30,             September 30,
                  ------------------------- -------------------------
                      2007         2006         2007         2006
                  ------------ ------------ ------------ ------------
                                      (Unaudited)

 Net revenues     $ 58,232,755 $ 36,596,493 $ 22,800,130 $ 13,224,610
 Cost of net
  revenues         (12,840,016)  (8,432,483)  (5,192,650)  (3,166,559)
                  ------------ ------------ ------------ ------------
 Gross profit       45,392,739   28,164,010   17,607,480   10,058,051

 Operating
  expenses:
  Product and
   technology
   development      (3,157,033)  (2,251,767)  (1,154,317)    (782,097)
  Sales and
   marketing       (19,629,001) (16,647,142)  (6,982,476)  (6,057,976)
  General and
   administrative   (8,970,232)  (5,894,455)  (3,483,918)  (2,071,974)
                  ------------ ------------ ------------ ------------
   Total
    operating
    expenses       (31,756,266) (24,793,364) (11,620,711)  (8,912,047)
                  ------------ ------------ ------------ ------------
 Income from
  operations        13,636,473    3,370,646    5,986,769    1,146,004
                  ------------ ------------ ------------ ------------

 Other income
  (expenses):
  Interest income      872,207      177,819      352,968       82,530
  Interest expense
   and other
   financial
   charges          (1,217,569)  (1,277,329)    (390,029)    (469,535)
  Foreign currency
   loss             (1,806,520)    (118,481)    (802,348)     (54,793)
  Other expenses,
   net              (3,006,416)  (1,342,048)    (960,358)    (237,682)
                  ------------ ------------ ------------ ------------
 Net income
  before income /
  asset tax
  expense            8,478,175      810,607    4,187,002      466,524
                  ------------ ------------ ------------ ------------

 Income / asset
  tax expense       (4,107,628)  (1,583,610)  (1,401,528)    (428,983)
                  ------------ ------------ ------------ ------------
 Net income
  (loss)          $  4,370,547 $   (773,003)$  2,785,474 $     37,541
                  ============ ============ ============ ============

 Accretion of
  preferred stock     (309,299)    (371,158)     (61,860)    (123,719)
                  ------------ ------------ ------------ ------------
 Net income /
  (loss) available
  to common
  shareholders    $  4,061,248 $ (1,144,161)$  2,723,614 $    (86,178)
                  ============ ============ ============ ============

                       Nine Months Ended        Three Months Ended
                         September 30,             September 30,
                   ------------------------  ------------------------
                      2007         2006         2007         2006
                   -----------  -----------  -----------  -----------
 Basic EPS
  Basic net
   income / (loss)
   available to
   common
   shareholders
    per common
   share           $      0.10  $     (0.09) $      0.07  $     (0.01)
                   ===========  ===========  ===========  ===========
  Weighted average
   shares           18,214,978   13,132,216   27,538,652   13,141,676
                   ===========  ===========  ===========  ===========

 Diluted EPS

  Diluted net
   income per
   common share    $      0.10               $      0.07
                   ===========               ===========
  Weighted average
   shares           18,608,181                27,685,028
                   ===========               ===========

                                       September 30,     December 31,
                                           2007             2006
                                       -------------    -------------
   Assets                                (Unaudited)        (Audited)
 Current assets:
  Cash and cash equivalents            $  14,535,980    $   7,143,027
  Short-term investments                  48,373,617        6,320,656
  Accounts receivable                      2,499,780        1,983,003
  Funds receivable from customers         17,216,572       10,188,712
  Prepaid expenses                           590,898          333,570
  Deferred tax assets                      2,185,423        2,904,558
  Other current assets                       678,950          246,352
                                       -------------    -------------
   Total current assets                   86,081,220       29,119,878
 Non-current assets:
  Long-term investments                    1,459,271               --
  Property and equipment, net              4,171,087        2,931,470
  Goodwill and intangible assets, net     23,018,001       21,342,315
  Deferred tax assets                        561,085          390,820
  Other assets                               167,877           28,089
                                       -------------    -------------
   Total non-current assets               29,377,321       24,692,694

   Total assets                        $ 115,458,541    $  53,812,572
                                       -------------    -------------

   Liabilities and Shareholders'
    Equity (Deficit)
 Current liabilities:
  Accounts payable and accrued
   expenses                            $   7,818,585    $   5,708,682
  Funds payable to customers              12,498,257        9,085,013
  Social security payable                  3,622,343        2,722,874
  Taxes payable                            2,001,754        1,735,975
  Loans payable                            3,050,580           97,527
  Provisions                                  36,100          310,848
                                       ------------------------------
   Total current liabilities              29,027,619       19,660,919
 Non-current liabilities:
  Loans payable                                 --          9,000,000
  Other liabilities                          948,406        1,803,315
                                       -------------    -------------
   Total non-current liabilities             948,406       10,803,315
   Total liabilities                      29,976,025       30,464,234
                                       -------------    -------------

 Commitments and contingencies

 Mandatorily redeemable convertible
  preferred stock, $0.01 par value,
  45,600,000 shares authorized,
  27,187,838 shares issued and
  outstanding at December 31, 2006;
  liquidation amount: $78,334,161
  at December 31, 2006                            --       64,076,545
                                       -------------    -------------
 Shareholders' equity (deficit):
  Common stock, $0.001 and $0.01 par
   value, 108,800,000 shares
   authorized,44,226,563 and
   13,166,982 shares issued and
   outstanding at September  30, 2007
   and December 31, 2006                      44,227          131,670
  Additional paid-in capital             121,881,108        2,694,404
  Accumulated deficit                    (39,686,310)     (44,054,817)
  Accumulated other comprehensive
   income                                  3,243,491          500,536
                                       -------------    -------------
   Total shareholders' equity
    (deficit)                             85,482,516      (40,728,207)
                                       -------------    -------------

   Total liabilities, mandatorily
    redeemable convertible preferred
    stock and shareholders' equity
    (deficit)                          $ 115,458,541    $  53,812,572
                                       -------------    -------------

                                 Cash Flow
                                               Nine Months Ended
                                                 September 30,
                                           --------------------------
                                               2007          2006
                                           ------------  ------------
                                                   (Unaudited)

 Cash flows from operations:

  Net income (loss)                        $  4,370,547  $   (773,003)
  Adjustments to reconcile net income
   (loss) to net cash provided by
   operating activities:
   Depreciation and amortization              1,667,918     1,481,106
   Interest expense                                  --       637,000
   Realized gains on investments               (362,891)           --
   Unrealized gains on investments             (244,676)      (17,749)
   Stock-based compensation expense - stock
    options                                      20,434        23,367
   Stock-based compensation expense -
    restricted shares                             1,977            --
   Change in fair value of warrants           3,045,992     1,143,678
   Deferred income taxes                        511,589        56,082
   Changes in assets and liabilities:
    Accounts receivable                        (516,777)      240,834
    Funds receivable from customers          (7,027,860)   (3,132,463)
    Prepaid expenses                           (257,328)     (263,290)
    Other assets                               (572,386)     (625,929)
    Accounts payable                          3,275,151     3,232,579
    Funds payable to customers                3,413,244     2,219,247
    Provisions                                 (274,748)     (707,953)
    Other liabilities                           638,721       147,217
                                           ------------  ------------
   Net cash provided by operating
    activities                                7,688,907     3,660,723
                                           ------------  ------------
 Cash flows from investing activities:
  Purchase of investments                   (49,916,141)   (2,875,665)
  Proceeds from sale of investments           6,892,718          --
  Purchase of intangible assets                 (47,461)     (258,790)
  Purchases of property and equipment        (2,061,477)   (1,423,942)
                                           ------------  ------------
   Net cash used in investing activities    (45,132,361)   (4,558,397)
                                           ------------  ------------
 Cash flows from financing activities:
  Increase in short term debt                 3,049,886         1,911
  Loans paid                                 (9,000,000)           --
  Stock options exercised                        38,579         6,398
  Exercise of Warrants                          749,991            --
  Issuance of common stock                   49,573,239            --
                                           ------------  ------------
   Net cash provided by financing
    activities                               44,411,695         8,309
                                           ------------  ------------
  Effect of exchange rate changes on cash
   and cash equivalents                         424,712       140,908
                                           ------------  ------------
 Net increase (decrease) in cash and cash
  equivalents                                 7,392,953      (748,457)
 Cash and cash equivalents, beginning of
  year                                        7,143,027     8,979,838
                                           ------------  ------------

 Cash and cash equivalents, end of period  $ 14,535,980  $  8,231,381
                                           ------------  ------------
                                               Nine Months Ended
                                                 September 30,
                                           --------------------------
                                               2007          2006
                                           ------------  ------------
                                                   (Unaudited)
 Supplemental cash flow information:
  Cash paid for interest                   $    495,833  $         --
  Cash paid for income taxes               $  3,463,724  $  1,336,001

 Non-cash financing activities:
  Accretion of preferred stock             $    309,299  $    371,158
  Conversion of mandatorily redeemable
   convertible preferred stock into common
   stock                                   $ 64,385,844  $         --
  Reclassifications of warrants            $  4,636,456  $         --
                                           ------------  ------------

                      Three Months Ended September 30, 2007
           -----------------------------------------------------------
                                 Marketplaces
           -----------------------------------------------------------
                                                  Other
              Brazil    Argentina     Mexico    Countries     Total
           ----------- ----------- ----------- ----------- -----------

 Net
  revenues $ 9,735,433 $ 3,117,546 $ 2,480,155 $ 2,809,492 $18,142,626
 Direct
  costs     (6,275,225) (1,488,304) (1,699,950) (1,438,725)(10,902,204)
           ----------- ----------- ----------- ----------- -----------
 Direct
  contri-
  bution     3,460,208   1,629,242     780,205   1,370,767   7,240,422

                                               Payments   Consolidated
                                             -----------   -----------

 Net revenues                                $ 4,657,504  $22,800,130
 Direct costs                                 (3,196,955) (14,099,159)
                                             -----------  -----------
 Direct contribution                           1,460,549    8,700,971

 Operating expenses and indirect costs of
  net revenues                                             (2,714,202)
                                                          -----------
 Income from operations                                     5,986,769
                                                          -----------

 Other income (expenses):
  Interest income                                             352,968
  Interest expense and other financial results               (390,029)
  Foreign exchange                                           (802,348)
  Other expenses, net                                        (960,358)
                                                          -----------
 Net income before income / asset tax expense             $ 4,187,002
                                                          ===========

                      Three Months Ended September 30, 2006
           -----------------------------------------------------------
                                 Marketplaces
           -----------------------------------------------------------
                                                  Other
              Brazil    Argentina     Mexico    Countries     Total
           ----------- ----------- ----------- ----------- -----------
 Net
  revenues $ 6,254,917 $ 1,966,340 $ 1,577,906 $ 1,499,079 $11,298,242
 Direct
  costs     (4,684,170) (1,249,097) (1,339,453) (1,188,705) (8,461,425)
           ----------- ----------- ----------- ----------- -----------
 Direct
  contri-
  bution     1,570,747     717,243     238,453     310,374   2,836,817

                                               Payments   Consolidated
                                             -----------   -----------

 Net revenues                                $ 1,926,368   $13,224,610
 Direct costs                                 (1,731,912)  (10,193,337)
                                             -----------   -----------
 Direct contribution                             194,456     3,031,273

 Operating expenses and indirect costs of
  net revenues                                              (1,885,269)
                                                           -----------
 Income from operations                                      1,146,004
                                                           -----------

 Other income (expenses):
  Interest income                                              82,530
  Interest expense and other financial results               (469,535)
  Foreign exchange                                            (54,793)
  Other expenses, net                                        (237,682)
                                                           -----------
 Net income before income / asset tax expense              $   466,524
                                                           ===========

                       Nine Months Ended September 30, 2007
                -----------------------------------------------------
                                 Marketplaces
                -----------------------------------------------------
                                                             Other
                  Brazil        Argentina     Mexico        Countries
                -----------    ----------    ----------    ----------
 Net revenues   $26,306,517    $7,859,816    $6,917,780    $7,339,954
 Direct costs   (17,108,926)   (3,987,398)   (4,498,440)   (4,341,008)
                -----------    ----------    ----------    ----------
 Direct
  contribution    9,197,591     3,872,418     2,419,340     2,998,946

                    Total            Payments        Consolidated
                ------------       -----------       -------------
 Net revenues   $ 48,424,067       $ 9,808,688       $ 58,232,755
 Direct costs    (29,935,772)       (7,502,044)       (37,437,816)
                ------------       -----------       -------------
 Direct
  contribution    18,488,295         2,306,644         20,794,939
 Operating
  expenses and
  indirect costs
  of net revenues                                      (7,158,466)
                                                     -------------
 Income from
  operations                                           13,636,473
                                                     -------------
 Other income
  (expenses):
   Interest income                                        872,207
   Interest expense
    and other
    financial
     results                                           (1,217,569)
   Foreign exchange                                    (1,806,520)
   Other expenses,
    net                                                (3,006,416)
                                                     -------------
 Net income
  before
  income/asset
  tax expense                                          $8,478,175
                                                     =============

                       Nine Months Ended September 30, 2006
                -----------------------------------------------------
                                 Marketplaces
                -----------------------------------------------------
                                                             Other
                  Brazil        Argentina     Mexico        Countries
                -----------    ----------    ----------    ----------
 Net revenues   $18,571,053    $4,888,526    $4,336,164    $3,876,396
 Direct costs   (13,197,634)   (3,336,969)   (3,666,491)   (3,133,676)
                -----------    ----------    ----------    ----------
 Direct
  contribution    5,373,419     1,551,557       669,673       742,720

                    Total            Payments        Consolidated
                ------------       -----------       -------------

 Net revenues   $ 31,672,139       $ 4,924,354       $ 36,596,493
 Direct costs    (23,334,770)       (4,528,070)       (27,862,840)
                ------------       -----------       -------------
 Direct
  contribution     8,337,369           396,284          8,733,653

 Operating
  expenses and
  indirect costs
  of net revenues                                      (5,363,007)
                                                     -------------
 Income from
  operations                                            3,370,646
                                                     -------------
 Other income
  (expenses):
   Interest income                                        177,819
   Interest
    expense and
    other financial
    results                                            (1,277,329)
   Foreign exchange                                      (118,481)
   Other
    expenses, net                                      (1,342,048)
                                                     -------------
 Net income before
  income/asset
  tax expense                                        $    810,607
                                                     ============

CONTACT:  MercadoLibre, Inc.
          Investor Relations contact:
          Pedro Arnt
            +54 (11) 5352 8000
          Media Relations contact:
          Lorena Diaz Quijano
             +54 (11) 5352 8026
             lorena.diazquijano@mercadolibre.com